SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report (Date of earliest
                event reported) November 30, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of November 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-23)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or other        (Commission       (I.R.S. Employer
     jurisdiction         File Number)     Identification No.)
   of incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



Registrant's telephone number, including area code (609) 661-6100
                                                   --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On November 30, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-23 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-23") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 22, 1998 as supplemented by the Prospectus Supplement dated November 23, 1998.

The original principal balance of each Class of the Certificates is as follows:

               Class A             $500,713,877.00
               Class R                     $100.00
               Class M               $9,649,000.00
               Class B1              $4,172,000.00
               Class B2              $2,347,000.00
               Class B3              $2,087,000.00
               Class B4              $1,043,000.00
               Class B5              $1,565,082.67
                                   ---------------
               Total :             $521,577,059.67



The initial Junior Percentage and initial Senior Percentage for Pool 1998-23 are approximately 4.00% and 96.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-23 as of the initial issuance of the Certificates are $177,564.00, $5,215,771.00 and $5,215,771.00, respectively, representing approximately .0300%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of November 1, 1998 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1998-23

Pool 1998-23 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $521,577,059.67.

The interest rates (the "Mortgage Rates") borne by the 1,576 Mortgage Loans conveyed by GECMSI to Pool 1998-23 range from 6.2500% to 8.7500% and the weighted average Mortgage Rate as of the Cut-off Date is 7.1465% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-23 ranged from $228,000.00 to $1,000,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-23 is $330,949.91, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-23 is January 1998, and the latest scheduled maturity date of any such Mortgage Loan is November 2028. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-23 is 74.1554%.

The Mortgage Loans in Pool 1998-23 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1998-23:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
  MORTGAGE         # OF                  AS OF         AGGREGATE
     RATES        LOANS           CUT-OFF DATE           BALANCE
  --------        -----           ------------         ---------
   6.2500%            1            $372,000.00           0.0713%
   6.3750%            6          $1,972,211.53           0.3781%
   6.5000%           25          $8,572,801.49           1.6436%
   6.6250%           38         $12,631,460.59           2.4218%
   6.7500%          164         $53,226,956.25          10.2050%
   6.8750%          137         $45,049,082.02           8.6371%
   7.0000%          196         $63,142,708.77          12.1061%
   7.1250%          242         $78,459,573.96          15.0428%
   7.2500%          349        $116,939,841.22          22.4205%
   7.3750%          221         $76,605,667.27          14.6873%
   7.5000%          127         $41,901,042.62           8.0335%
   7.6250%           37         $12,723,517.19           2.4394%
   7.7500%           15          $4,217,517.62           0.8086%
   7.8750%           12          $3,644,191.55           0.6987%
   8.0000%            3            $833,240.53           0.1598%
   8.5000%            1            $642,000.00           0.1231%
   8.6250%            1            $303,639.73           0.0582%
   8.7500%            1            $339,607.33           0.0651%
                  -----        ---------------         ---------
     Total        1,576        $521,577,059.67         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-23 :

                                        AGGREGATE           % OF
                                         BALANCES        POOL BY
      ORIGINAL           # OF               AS OF      AGGREGATE
      BALANCES          LOANS        CUT-OFF DATE        BALANCE
      --------          -----        ------------      ---------
  $227,151 - 250,000      162      $39,296,974.42        7.5343%
  $250,001 - 300,000      644     $176,333,235.69       33.8076%
  $300,001 - 350,000      310     $100,274,601.43       19.2253%
  $350,001 - 400,000      203      $75,948,460.52       14.5613%
  $400,001 - 450,000       90      $38,184,030.71        7.3209%
  $450,001 - 600,000      134      $67,746,933.21       12.9889%
  $600,001 - 650,000       20      $12,874,231.96        2.4683%
  $650,001 - 1,000,000 +   13      $10,918,591.73        2.0934%
                        -----     ---------------      ---------
              Total     1,576     $521,577,059.67      100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-23 is
$1,000,000.00.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-23 is
$227,634.26.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Mortgage
   Loans in Pool 1998-23:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
      YEAR OF         # OF                AS OF         AGGREGATE
  ORIGINATION        LOANS         CUT-OFF DATE           BALANCE
  -----------        -----         ------------         ---------
      1998           1,576      $521,577,059.67         100.0000%
                     -----      ---------------         ---------
        Total        1,576      $521,577,059.67         100.0000%

d) The following table sets forth information, as of the Cut-off
   Date, with respect to the loan-to-value ratios of the Mortgage
   Loans at origination in Pool 1998-23:

       LOAN-                           AGGREGATE             % OF
     TO-VALUE                           BALANCES          POOL BY
     RATIO AT           # OF               AS OF        AGGREGATE
    ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
    -----------        -----        ------------        ---------
  00.000 - 50.00          63      $24,983,279.09          4.7899%
  50.001 - 60.00         100      $35,653,774.62          6.8358%
  60.001 - 70.00         211      $79,372,147.63         15.2177%
  70.001 - 75.00         257      $84,741,502.06         16.2472%
  75.001 - 80.00         734     $235,665,757.24         45.1832%
  80.001 - 85.00          26       $7,899,634.50          1.5146%
  85.001 - 90.00         123      $36,399,671.99          6.9788%
  90.001 - 95.00          62      $16,861,292.54          3.2328%
                       -----     ---------------        ---------
       Total           1,576     $521,577,059.67        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1998-23:

                                       AGGREGATE             % OF
                                        BALANCES          POOL BY
TYPE OF               # OF                 AS OF        AGGREGATE
DWELLING             LOANS          CUT-OFF DATE          BALANCE
--------             -----          ------------        ---------
Single-family
 detatched           1,478       $489,495,023.21         93.8490%
Single-family
 attched                28         $9,043,568.88          1.7339%
Condominium             59        $18,742,011.05          3.5933%
2 - 4 Family Units       8         $3,046,410.68          0.5841%
Co-op                    3         $1,250,045.85          0.2397%
                     -----       ---------------        ---------
Total                1,576       $521,577,059.67        100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-23:


                                       AGGREGATE             % OF
                                        BALANCES          POOL BY
                      # OF                 AS OF        AGGREGATE
OCCUPANCY            LOANS          CUT-OFF DATE          BALANCE
---------            -----          ------------        ---------
Owner Occupied       1,543       $510,536,738.08         97.8833%
Vacation                26         $8,812,041.95          1.6895%
Investment               7         $2,228,279.64          0.4272%
                     -----       ---------------        ---------
Total                1,576       $521,577,059.67        100.0000%

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
   1998-23:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
STATE                LOANS           CUT-OFF DATE         BALANCE
-----                -----           ------------       ---------
Alabama                  1            $270,000.00         0.0518%
Arizona                 16          $5,111,906.90         0.9801%
Arkansas                 1            $339,721.30         0.0651%
California             740        $251,820,254.82        48.2805%
Colorado                17          $5,472,114.38         1.0491%
Connecticut              8          $2,806,585.40         0.5381%
Delaware                 2            $592,735.20         0.1136%
District Of Columbia     7          $2,452,135.69         0.4701%
Florida                 17          $5,166,911.65         0.9906%
Georgia                 41         $12,700,314.24         2.4350%
Hawaii                   4          $1,617,427.56         0.3101%
Illinois                42         $13,567,000.40         2.6012%
Indiana                  6          $1,887,299.58         0.3618%
Kansas                   2            $666,940.91         0.1279%
Kentucky                 2            $607,619.23         0.1165%
Louisiana                4          $1,214,428.75         0.2328%
Maryland                91         $29,801,313.66         5.7137%
Massachusetts           68         $23,814,121.29         4.5658%
Michigan                17          $5,312,606.94         1.0186%
Minnesota                1            $274,000.00         0.0525%
Missouri                 8          $2,638,715.74         0.5059%
Nebraska                 2            $511,557.55         0.0981%
Nevada                   6          $1,803,817.91         0.3458%
New Hampshire            6          $1,874,601.05         0.3594%
New Jersey              75         $23,498,055.52         4.5052%
New Mexico               5          $1,493,825.93         0.2864%
New York                21          $7,767,674.66         1.4893%
North Carolina          25          $8,286,292.09         1.5887%
Ohio                    28          $9,551,006.85         1.8312%
Oklahoma                 2            $492,067.70         0.0943%
Oregon                  23          $7,149,207.12         1.3707%
Pennsylvania            31         $10,516,815.94         2.0164%
Rhode Island             1            $265,392.81         0.0509%
South Carolina           7          $1,904,216.48         0.3651%
Tennessee               12          $3,478,985.47         0.6670%
Texas                   32         $10,425,644.24         1.9989%
Utah                     2            $602,472.84         0.1155%
Virginia               131         $39,913,054.75         7.6524%
Washington              50         $16,243,857.71         3.1144%
West Virginia            1            $237,305.32         0.0455%
Wisconsin               21          $7,427,054.09         1.4240%
                     -----        ---------------       ---------
Total                1,576        $521,577,059.67       100.0000%

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Mortgage Loans in Pool 1998-23:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
   MATURITY        LOANS           CUT-OFF DATE           BALANCE
   --------        -----           ------------         ---------
       2018           12          $3,821,243.66           0.7326%
       2023            5          $1,375,482.75           0.2637%
       2028        1,559        $516,380,333.26          99.0037%
                   -----        ---------------         ---------
      Total        1,576        $521,577,059.67         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-23 calculated as of the Cut-off Date is 357 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Mortgage Loans in Pool 1998-23:

                                       AGGREGATE             % OF
                                        BALANCES          POOL BY
PURPOSE               # OF                 AS OF        AGGREGATE
OF LOAN              LOANS          CUT-OFF DATE          BALANCE
-------              -----          ------------        ---------
Purchase               677       $215,278,734.75         41.2746%
Rate Term/Refinance    675       $228,986,748.67         43.9027%
Cash-out Refinance     224        $77,311,576.25         14.8227%
                     -----       ---------------        ---------
Total                1,576       $521,577,059.67        100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS.

1.1 The Underwriting Agreement, dated as of March 21, 1996, and the related Terms Agreement, dated as of November 23, 1998, for certain of the Series 1998-23 Certificates between GE Capital Mortgage Services, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.


1.2 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of November 23, 1998, for certain of the Series 1998-23 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers Inc.

4.1 The Pooling and Servicing Agreement for the Series 1998-23 Certificates, dated as of November 1, 1998, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES




           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.



                               By:  /s/ Syed W. Ali
                                  ------------------------
                               Name: Syed W. Ali
                               Title: Vice President




Dated as of November 30, 1998

                            SIGNATURES




           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.



                               By:
                                  ------------------------
                               Name: Syed W. Ali
                               Title: Vice President




Dated as of November 30, 1998

                          EXHIBIT INDEX


The exhibits are being filed herewith:


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EXHIBIT NO.              DESCRIPTION                       PAGE
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    1.1     The Underwriting Agreement, dated as
            of March 21, 1996, and the related Terms
            Agreement, dated as of November 23,
            1998, for certain of the Series 1998-23
            Certificates between GE Capital
            Mortgage Services, Inc. and Donaldson,
            Lufkin & Jenrette Securities Corporation.

    1.2     The Underwriting Agreement, dated as
            of May 22, 1996, and the related Terms
            Agreement, dated as of November 23,
            1998, for certain of the Series 1998-23
            Certificates between GE Capital
            Mortgage Services, Inc. and Lehman
            Brothers Inc.

    4.1     The Pooling and Servicing Agreement
            for the Series 1998-23 Certificates, dated as of November 1, 1998, between GE
            Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

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